UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

iStar Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STAR	NYSE
8.00% Series D Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PD	New York Stock Exchange
7.65% Series G Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PG	New York Stock Exchange
7.50% Series I Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 13, 2021, iStar Inc. ("Company") held its 2021 Annual Meeting of Shareholders in New York, New York, for the purpose of (i) electing six (6) directors to hold office until the 2022 annual meeting of shareholders; (ii) approving the amendment and restatement of the Company's 2009 Long-Term Incentive Plan; (iii) approving, on a non-binding, advisory basis, the compensation of the Company's named executive officers; and (iv) ratifying the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. The final voting results for each of the proposals submitted to a vote of shareholders at the annual meeting are set forth below.

Proposal 1. Election of Directors: At the annual meeting, six directors were elected for terms continuing until the 2022 annual meeting of shareholders. For each nominee, the numbers of votes cast for, votes withheld and broker non-votes were as follows:

Name of Nominees	For	Withheld	Broker Non-Votes
Clifford De Souza	55,289,261	1,980,955	6,616,621
David Eisenberg	57,104,956	165.260	6,616,621
Robin Josephs	54,116,256	3,153,960	6,616,621
Richard Lieb	56,995,446	274,770	6,616,621
Barry W. Ridings	56,874,827	395,389	6,616,621
Jay Sugarman	56,823,952	446,264	6,616,621

Proposal 2. Approval of Amendment and Restatement of the iStar Inc. 2009 Long-Term Incentive Plan: At the annual meeting, the votes on a proposal to approve the proposed amendment and restatement of the Company's 2009 Long-Term Incentive Plan were as set out below. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
55,889,756	1,322,645	57,815	6,616,621

Proposal 3. Advisory (Non-Binding) Vote on Executive Compensation: At the annual meeting, the votes on a proposal to approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers were as set out below. The proposal was approved.

For	Against	Abstentions	Broker Non-Votes
54,268,248	2,895,820	106,148	6,616,621

Proposal 4. Ratification of Appointment of Independent Registered Public Accounting Firm: At the annual meeting, the votes on a proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2021 were as set out below. The proposal was approved.

For	Against	Abstentions
63,771,348	99,177	16,312

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iStar Inc.

	By:	/s/ Jay Sugarman
Name: Jay Sugarman
Title: Chairman and Chief Executive Officer

Date: May 14, 2021